UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 11, 2022 (October 10, 2022)

ORTHOFIX MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19961	98-1340767
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3451 Plano Parkway Lewisville, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 937-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 10, 2022, Orthofix Medical Inc., a Delaware corporation (“Orthofix”) and Orca Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Orthofix (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SeaSpine Holdings Corporation, a Delaware corporation (“SeaSpine”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into SeaSpine (the “Merger”), with SeaSpine continuing as the surviving company and a wholly-owned subsidiary of Orthofix following the transaction.

Subject to the terms and conditions of the Merger Agreement, at the effective time and as a result of the Merger, each share of common stock of SeaSpine issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive 0.4163 shares of common stock of Orthofix. In addition, at the effective time and as a result of the Merger, Orthofix will assume SeaSpine’s existing equity incentive plans in connection with the Merger, and outstanding SeaSpine equity awards will be automatically converted into Orthofix equity awards (on the same vesting schedule and other terms and conditions as existed prior to such conversion). The conversion of such equity awards will occur at the same exchange ratio as applies to SeaSpine common stock in the Merger, and the exercise price of converted SeaSpine stock options will also be correspondingly adjusted.

Upon completion of the Merger, Orthofix stockholders will own approximately 56.5% of the combined company on a fully diluted basis and SeaSpine stockholders will own approximately 43.5%.

Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger, the board of directors of the combined company will consist of nine individuals, including five individuals who are nominees of the board of directors of Orthofix immediately prior to the effective time and four individuals who are nominees of the board of directors of SeaSpine immediately prior to the effective time. The Merger Agreement contemplates that Jon Serbousek will serve as Executive Chairman of the Board, and Keith Valentine will serve as President and Chief Executive Officer and as a member of the Board.

Orthofix has agreed to take action necessary to list the Orthofix shares of common stock to be issued in connection with the Merger on the NASDAQ Global Select Market.

Each party’s obligation to implement the Merger is subject to certain customary conditions, including (i) the approval by Orthofix stockholders of the issuance of shares of Orthofix common stock in connection with the Merger; (ii) the adoption of the Merger Agreement by SeaSpine stockholders holding a majority of the outstanding shares of SeaSpine’s common stock; (iii) all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired or been terminated and all mandatory waiting periods or required consents under any other applicable antitrust or competition laws having expired or been obtained; (iv) no law having been enacted or order issued that remains in effect and has the effect of enjoining or otherwise prohibiting the consummation of the Merger; (v) the truth and accuracy of the other party’s representations and warranties in the Merger Agreement, generally subject to a Material Adverse Effect (as defined in the Merger Agreement) standard; (vi) no Material Adverse Effect of the other party having occurred since the date of the Merger Agreement; and (vii) the performance in all material respects by the other party of all of its covenants and agreements under the Merger Agreement.

Each of Orthofix and SeaSpine have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that (i) each party will conduct its business in all material respects in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger; (ii) each party will not engage in certain kinds of transactions or take certain actions during such period; (iii) each party will convene and hold a meeting of its stockholders for the purpose of considering the adoption of the Merger Agreement, in the case of SeaSpine, and for the purpose of approving the issuance of shares of Orthofix common stock in connection with the Merger, in the case of Orthofix; and (iv) the respective boards of directors will recommend, subject to certain exceptions, that, its stockholders adopt the Merger Agreement, in the case of SeaSpine, and its stockholders approve the issuance of shares of Orthofix common stock in connection with the Merger, in the case of Orthofix.

Each party also has agreed not to (i) take certain actions to solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, including the receipt of a Superior Proposal (as such term is defined in the Merger Agreement), enter into discussions or an agreement concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

The Merger Agreement may be terminated by mutual written consent of Orthofix and SeaSpine. The Merger Agreement also contains certain termination rights, including, among others, the right of either party to terminate if (i) the Merger shall not have become effective by the date that is five (5) months following the date of the Merger Agreement (the “Termination Date”), subject to certain conditions, provided that the Termination Date may be extended by either party to the date that is eight (8) months following the date of the Merger Agreement if all conditions to consummate the Merger have been satisfied other than the condition requiring antitrust approvals are not received by the initial Termination Date; (ii) the Orthofix and/or SeaSpine stockholder approvals are not obtained; (iii) the other party breaches its representations and covenants and such breach would result in the closing conditions not being satisfied; or (iv) a governmental body shall have issued any final and non-appealable order or any applicable law shall have been enacted that has the effect of enjoining or otherwise prohibiting the Merger.

The Merger Agreement also provides that Orthofix must pay SeaSpine a termination fee of $13,744,149 plus expenses not to exceed $2 million if the Merger Agreement is terminated because (a) the Orthofix board of directors or committee thereof (i) makes an Orthofix Adverse Recommendation Change (as defined in the Merger Agreement), (ii) does not include its recommendation in the Joint Proxy Statement (as defined in the Merger Agreement), or (iii) publicly proposes to take any actions in clauses (i) and (ii); (b) Orthofix materially breaches the non-solicitation provisions of the Merger Agreement; or (c) Orthofix enters into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement) prior to obtaining the requisite Orthofix stockholder approval, and while in compliance with the non-solicitation provisions of the Merger Agreement.

The Merger Agreement provides that SeaSpine must pay Orthofix a termination fee of $10,582,995 plus expenses not to exceed $2 million if the Merger Agreement is terminated because (a) the SeaSpine board of directors or committee thereof (i) makes a SeaSpine Adverse Recommendation Change (as defined in the Merger Agreement), (ii) does not include its recommendation in the Joint Proxy Statement (as defined in the Merger Agreement), or (iii) publicly proposes to take any actions in clauses (i) and (ii), (b) SeaSpine materially breaches the non-solicitation provisions of the Merger Agreement, or (c) SeaSpine enters into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement) prior to obtaining the requisite SeaSpine stockholder approval, and while in compliance with the non-solicitation provisions of the Merger Agreement.

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this report are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about Orthofix in its public reports filed with the United States Securities and Exchange Commission (“SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Orthofix.

The Merger Agreement includes customary representations, warranties and covenants of Orthofix, Merger Sub and SeaSpine made solely for the benefit of the parties to the Merger Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the contract among Orthofix, Merger Sub and SeaSpine and may be subject to important qualifications and limitations agreed to by Orthofix, Merger Sub and SeaSpine in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to Orthofix’s SEC filings or may have been used for purposes of allocating risk among Orthofix, Merger Sub and SeaSpine rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of Orthofix, Merger Sub and SeaSpine or any of the respective subsidiaries or affiliates.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 10, 2022, the Board of Directors of Orthofix approved an amendment and restatement (the “Amendment and Restatement”) of the Bylaws of Orthofix (the “Bylaws”), which became effective immediately. Among other things, the Amendment and Restatement:

•	provides that, unless the Company consents in writing to the selection of an alternative forum, the exclusive forum for legal actions arising under the Securities Act of 1933 will be federal court;

•

provides that if any action that is the subject of the forum provision in Section 10 of the Bylaws is filed in a court other than the courts in the State of Delaware, the stockholder filing the suit will be deemed to have consented to the personal jurisdiction of state and federal courts in the State of Delaware in connection with any action brought to enforce the forum provision; and

•

confirms that the forum provision in Section 10 of the Bylaws will not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934 or any claim for which the federal courts of the United States have exclusive jurisdiction.

The foregoing description of the Amendment and Restatement is not complete and is qualified in its entirety by reference to the text of the Amendment and Restatement, marked to show the October 10, 2022 changes, a copy of which is filed as Exhibit 3.1 hereto and the terms of which are incorporated herein by reference.

Item 8.01	Other Events.

On October 11, 2022, Orthofix and SeaSpine issued a joint press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Forward-Looking Statement

This report contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide Orthofix’s and SeaSpine’s respective management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “on track” and other words of similar meaning. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, tax rates, R&D spend, other measures of financial performance, potential future plans, strategies or transactions, credit ratings and net indebtedness, other anticipated benefits of the proposed merger, including estimated synergies and cost savings resulting from the proposed merger, the expected timing of completion of the proposed merger, estimated costs associated with such transaction and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which Orthofix and SeaSpine operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, and the levels of market demand in the health care segments in which our products are purchased and utilized; (2) challenges in the development, regulatory approval, commercialization, reimbursement, market acceptance, performance and realization of the anticipated benefits of new products of the combined company; (3) the scope, nature, impact or timing of the proposed merger, including among other things the integration of the businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs and expenses; (4) future levels of indebtedness, capital spending and research and development spending; (5) future availability of credit and factors that may affect such availability, including credit market conditions and our capital structure; (6) delays and disruption in delivery of materials and services from suppliers; (7) cost reduction efforts and restructuring costs and savings; (8) new business and investment opportunities; (9) the ability to realize the intended benefits of organizational changes; (10) the anticipated benefits of diversification and balance of operations across product lines, regions and industries; (11) the effect of changes in political conditions in the U.S. and other countries in which Orthofix, SeaSpine and the businesses of each operate, including the effect of changes in U.S. healthcare policies, on general market conditions in the near term and beyond; (12) the effect of changes in tax, regulatory and other laws and regulations in the U.S. and other countries in which Orthofix, SeaSpine and the businesses of each operate; (13) negative effects of the announcement or pendency of the proposed merger on the market price of Orthofix and/or SeaSpine’s respective common stock and/or on their respective financial performance; (14) the ability of the parties to receive the required regulatory approvals for the proposed merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and approvals of Orthofix’s and SeaSpine’s shareholders and to satisfy the other conditions to the closing of the merger on a timely basis or at all; (15) the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; (16) risks relating to the value of the Orthofix shares to be issued in the proposed merger, significant transaction costs and/or unknown liabilities; (17) the possibility that the anticipated benefits from the proposed merger cannot be realized in full or at all or may take longer to realize than expected, including risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (18) risks associated with transaction-related litigation; (19) the possibility that costs or difficulties related to the integration of Orthofix’s and SeaSpine’s operations will be greater than expected; (20) the ability of the combined company to retain and hire key personnel; (21) the intended qualification of the merger as a tax-free reorganization to Orthofix and SeaSpine shareholders for U.S. federal income tax purposes; and (22) the impact of the proposed merger on the respective businesses of Orthofix and SeaSpine. There can be no assurance that the proposed merger will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of Orthofix and SeaSpine on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, and Orthofix and SeaSpine assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Orthofix intends to file with the SEC a registration statement on Form S-4, which will include a document that serves as a prospectus of Orthofix and a joint proxy statement of Orthofix and SeaSpine (the “joint proxy statement/prospectus”). Each party also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive joint proxy statement/prospectus will be sent to Orthofix’s shareholders and SeaSpine’s shareholders. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Orthofix and SeaSpine with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Orthofix with the SEC will be available free of charge on Orthofix’s website at http://ir.orthofix.com/ or by contacting Orthofix’s Investor Relations at (214) 937-3190. Copies of the documents filed by SeaSpine with the SEC will be available free of charge on SeaSpine’s website at http://investor.seaspine.com/ or by contacting SeaSpine’s Investor Relations at (415) 937-5402.

Orthofix and SeaSpine and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about directors and executive officers of Orthofix is available in the Orthofix proxy statement for its 2022 Annual Meeting, which was filed with the SEC on April 27, 2022. Information about directors and executive officers of SeaSpine is available in the SeaSpine proxy statement for its 2022 Annual Meeting, which was filed with the SEC on April 22, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from Orthofix and SeaSpine as indicated above.

No Offer or Solicitation

This report and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 10, 2022, by and among Orthofix Medical Inc., Orca Merger Sub Inc. and SeaSpine Holdings Corporation*

3.1	Amended and Restated Bylaws of Orthofix Medical Inc.

99.1	Joint Press Release of Orthofix Medical Inc. and SeaSpine Holdings Corporation, dated October 11, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Orthofix will furnish copies of any such schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2022

ORTHOFIX MEDICAL INC.

By:	/s/ Kimberley A. Elting
	Name:	Kimberley A. Elting
	Title:	President of Global Orthopedics; Chief Legal and Development Officer